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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Quarterly Report of Triple-S Management Corporation (the "Corporation") on Form 10-Q for the period ended June 30, 2003 as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Juan J. Roman, Vice President of Finance and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

3. The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: August 14, 2003                         By: /s/ Juan J. Roman
                                                  ------------------------------
                                                  Juan J. Roman, CPA
                                                  Vice President of Finance and
                                                  Chief Financial Officer